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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 26, 1999

                              COLTEC INDUSTRIES INC
               (Exact Name of Registrant as Specified in Charter)

 Pennsylvania                         1-7568                    13-1846375
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
 Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (704) 423-7000

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On February 26, 1999, Coltec Industries Inc issued a press release responding to the lawsuit filed by AlliedSignal Inc. in the United States District Court for the Northern District of Indiana. A copy of such press release is filed as
Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

         Exhibit 99.1   Coltec Industries Inc Press Release dated
                        February 26, 1999, titled "Coltec Learns of Lawsuit by AlliedSignal; Coltec States Suit is Without Merit".



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COLTEC INDUSTRIES INC
                                          (Registrant)

Date:  March 1, 1999                      By:      /s/  David D. Harrison
                                              ----------------------------------
                                              David D. Harrison
                                              Executive Vice President and
                                              Chief Financial Officer



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